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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 23, 2004

                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     000-21531                 05-0376157
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement

On December 23, 2004, United Natural Foods, Inc. (the "Company") entered into a definitive three-year Distribution Agreement with Whole Foods Market Distribution, Inc., a wholly-owned subsidiary of Whole Foods Market, Inc., commencing on January 1, 2005. Under the terms and conditions of the Distribution Agreement, which are consistent with the terms and conditions of the parties' existing agreement scheduled to expire on December 31, 2004, the Company will continue to serve as the primary U.S. distributor to Whole Foods in the regions in which the Company currently serves.

A copy of the December 28, 2004 press release announcing the Distribution Agreement is attached as an exhibit to this Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

            (a)   Financial Statements of Businesses Acquired: Not Applicable

            (b)   Pro Forma Financial Information: Not Applicable

            (c)   Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  99.1 Press Release, dated December 28, 2004, announcing the Company's definitive three-year distribution agreement with Whole Foods Market, commencing on January 1, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED NATURAL FOODS, INC.


                                     By: /s/ Rick D. Puckett
                                         -----------------------------------
                                         Rick D. Puckett
                                         Vice President, Treasurer and Chief
                                         Financial Officer

                                     Date: December 28, 2004

                                  EXHIBIT INDEX

  Exhibit No.         Description
  -----------         -----------

    99.1 Press Release, dated December 28, 2004, announcing the Company's definitive three-year distribution agreement with Whole Foods Market commencing on January 1, 2005.